UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): November 26, 2007

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


     648 Finch Avenue East, Suite 2, Toronto, Ontario M2K 2E6, Canada
                  (Address of principal executive offices)

                              (416) 226-4348
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Items.

On November 26, 2007, an order to dismiss without costs on consent of the parties was entered by Madame Justice Himel of the Ontario Superior Court of Justice in the matter between Research Capital Corp. and Empire Global Corp.

Our director of operations, Michael Ciavarella, who is not a solicitor, was granted leave by the court to represent the Company. The matter was settled out of court prior to trial and will no longer be reflected on our financial statements.

A copy of this order is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(d)         Exhibits

99.1        Order of the Ontario Superior Court of Justice dated November 26,
            2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  November 30, 2007.           EMPIRE GLOBAL CORP.


                                     Per: /s/ KEN CHU
                                         ------------------------------
                                          KEN CHU
                                          Chief Executive Officer